                            THE DANNON COMPANY, INC.

               8 OZ. MOLD MANUFACTURE AND CUP PRODUCTION AGREEMENT

     This letter shall memorialize the Agreement between The Dannon Company, Inc. ("DANNON") and Miner Container, Inc. ("MINER"), with respect to MINER's manufacturing of two (2) twenty-four (24) cavity 8 oz. DANNON cup molds ("MOLDS") and the production of 8 oz. cups for DANNON's Product ("DANNON PRODUCT") as described in Exhibit A attached hereto and incorporated herein by reference.

     1. MINER has agreed to manufacture, at its sole cost and expense, the MOLDS in order for MINER to produce 8 oz. cups for the DANNON PRODUCT. MINER represents and warrants as follows: a) the MOLDS shall be completed and ready for service no later than December 31, 1992, b) the MOLDS it shall manufacture shall be capable of producing the 8 oz. cups in accordance with this Agreement, and c) the MOLDS shall have the capacity to produce a minimum of [____________________________________________________]* per year for the DANNON
PRODUCT. In the event DANNON's per year requirements exceed the MOLD's capacity, MINER agrees, at DANNON's reasonable request, to manufacture an additional MOLD at MINER's expense in accordance with the terms of this Agreement. MINER agrees to be solely liable and responsible for the service, maintenance and repair of the MOLDS during the term of this Agreement.

- -------------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

     2. In consideration for MINER's manufacturing of the MOLDS, at its sole cost and expense, DANNON agrees that MINER shall be DANNON's exclusive producer of 8 oz. cups for DANNON PRODUCT at DANNON's Fort Worth, Texas plant. This exclusivity shall be for a period commencing January 1, 1992 and terminating the later of:
               1.   December 31, 1994,
                              and
               2.   Two (2) years from the first receipt of approved cups,

with a one (1) year renewable option by mutual consent of the parties. DANNON agrees that its consent to the one (1) year option extension, shall be based upon MINER's supply performance of 8 oz. cups for DANNON PRODUCT, including, but not limited to, cost, quality, timely delivery, technical advice, and customer service. In the event that either party elects not to exercise the one (1) year extension, notification must be given, in writing, no less than six (6) months prior to the termination date of this Agreement.


     3. MINER agrees that production of the 8 oz. DANNON cup for the DANNON PRODUCT shall be strictly in accordance with DANNON's specifications, which may be reasonably modified by DANNON from time to time, as set forth in Schedule A attached hereto and incorporated herein by reference, and each cup shall conform to DANNON's incoming quality control specification. DANNON shall have the right to inspect each shipment of the 8 oz. cups upon delivery, and in the event that any such cup does not meet with DANNON's incoming quality control specification, DANNON shall have the right to reject and return said cups to MINER at MINER's sole cost and expense.


     4. MINER and CANNON agree that the total price to be charged to DANNON for the 8 oz. cups shall be in accordance with Schedule B "Pricing Schedule" attached hereto and incorporated herein by reference, and that the price shall be fixed for each 12 month period, subject to an increase or decrease in the "resin" cost as hereinafter provided. Notwithstanding that the price shall be fixed for each twelve (12) month period of this Agreement, the cost may be changed upwards or downwards, as the case may be, in the event that MINER's "resin" cost increases or decreases, in accordance with the then current escalator/de-escalator formula included in Schedule B "Pricing Schedule". Any such change in price due to the cost of resin will be implemented within thirty
(30) days after MINER notifies DANNON of MINER's increase or decrease in resin cost. The price per thousand in Schedule B "Pricing Schedule" is subject to an annual review by MINER, and MINER may increase said price by an amount no greater than [_____________]* of MINER's non-resin cost (e.g., "labor", "utilities") per year on January 1st of each year, provided that such increase is documented to DANNON to the reasonable satisfaction of DANNON. DANNON's Purchase Order form (copy attached as Exhibit B) shall be used to order the production of the 8 oz. cups. In the event there is a contradiction between the aforesaid Purchase Order form and this Agreement, this Agreement shall control.


- -------------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

     5. MINER agrees for the duration of this Agreement, and any extension hereof, that it shall use the MOLDS only for the production of cups for DANNON PRODUCT and shall not use the MOLDS for any other customer, unless DANNON advises MINER that it shall require less than [___________________]* in any one
(1) year of this Agreement. In the event of the aforesaid, MINER shall have the limited right to use the MOLDS for other customers provided the customers' business is not the same as or similar to DANNON's business. In the event of a breach, threatened breach or attempted breach of this paragraph, DANNON in addition to any other remedy it may have in law or equity shall be entitled to an injunction, restraining MINER from committing such breach, attempted breach or threatened breach, and to the recovery of reasonable attorneys' fees and expenses, including court costs, incurred in attempting to remedy any such breach.


     6. In the event that MINER materially defaults on any term of this Agreement, other than as provided above in paragraph 5, DANNON shall notify MINER, in writing, of the said default, and MINER shall have fifteen (15) days to cure such default, to DANNON's reasonable satisfaction, or, in the event such default cannot be cured within fifteen (15) days, MINER shall immediately commence steps to cure such default, but in no event shall the time to cure exceed thirty (30) days. Upon MINER'S failure to timely

- -------------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

cure in accordance with the aforesaid, DANNON shall have the right to terminate this Agreement without further notice. Notwithstanding the aforesaid, in the event that the same default is material (e.g., cups cracked, printing illegible), and has been committed by MINER more than three (3) times in any twelve month period of this Agreement, or during any twelve (12) month period at this Agreement, persistent problems arise with respect to MINER's production of the 8 oz. cups, DANNON shall be entitled to terminate this Agreement, upon thirty (30) days written notice to MINER, without any rights for MINER to cure.



     7. Upon normal termination of this Agreement, or an early termination of this Agreement, as provided for above, DANNON shall have the option to purchase the MOLDS at a price to be determined by Husky Injection Molding Systems, Inc. of Bolton, Ontario, Canada.

     If DANNON elects to purchase the MOLDS, then it shall pay to MINER, the full purchase price within thirty (30) days after termination of this Agreement, and MINER shall assign any and all right, title, and interest in the MOLDS to DANNON, and deliver the MOLDS to DANNON simultaneously with DANNON's payment of the purchase price.


     8. Notwithstanding anything to the contrary herein before set forth, this Agreement may be terminated at any time by DANNON in the event that DANNON discontinues its use of 8 oz. cups at the Fort Worth Plant, by giving MINER ninety (90) days prior written notice of DANNON's intention to discontinue. In this event, MINER has the right to cause DANNON to purchase the MOLDS at the purchase price stipulation set forth in paragraph 7, only if MINER gives DANNON written notice of its election to exercise this right not later than thirty (30) days prior to the termination of this Agreement.


     MINER agrees that it cannot assign this Agreement without the prior written consent of DANNON. If this correspondence accurately sets forth your understanding with respect to our agreement, please indicate your consent by signing, at the space provided below, and thereafter this shall be a binding Agreement between us, and our respective successors and assigns.

Sincerely yours,



/s/ Donald L. Junker
- --------------------------------
Donald L. Junker
Director of Materials Management


THE DANNON COMPANY, INC.                ACCEPTED AND AGREED TO:
                                        MINER CONTAINER, INC.

By: /s/ Donald E. Devine, II            By: /s/ Kenneth W. Miner
   -----------------------------           -------------------------------

Name: Donald E. Devine, II              Name: Kenneth W. Miner
     ---------------------------             -----------------------------
Title: V.P. Finance                     Title: President
      --------------------------              ----------------------------
Date: January 15, 1992                  Date: 2-14-92
     ---------------------------             -----------------------------

Attachments    (8)

Exhibit B      (3)
Schedule A     (3)

                            THE DANNON COMPANY, INC.

                                    EXHIBIT A



                    Dannon  Light 8 ounce Product


                    Dannon  Fruit on Bottom 8 ounce Product


                    Dannon  Plain 8 ounce Product


                    Dannon  Classic Flavors 8 ounce Product

                            THE DANNON COMPANY, INC.

                                   SCHEDULE B

                                PRICING SCHEDULE


PART DESCRIPTION

Resin - Polypropylene
8 oz. Injection Molded Yogurt Cup
Pigmented White and Printed*

BASE PRICE:    [___________]* (includes [____]* freight) effective
                              September 15, 1991
               Base Price will be reduced [__________]* effective January 1,
               1993 or with start of new mold.

TITLE:         F.O.B. Point of Delivery (Fort Worth, Texas)

FREIGHT: Motor Freight Arranged, Prepaid and Absorbed by Miner Container, Inc. Pick-up allowance [_______]*.

TERMS:         Net 30 Days


RESIN ESCALATOR/DE-ESCALATOR

Price is subject to change as provided in paragraph 4 of this Agreement.

Price change of [____]* units for each $.0l/lb. of resin change.


*    Light Flavors       -    Printed six   (6) color process
     FOB Flavors         -    Printed six   (6) color process
     Plain Flavors       -    Printed two   (2) color line
     Classic Flavors     -    Printed four  (4) color line


- -------------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

November 16, 1992



Mr. Kenneth Miner
President
Miner Container, Inc.
13905 West 101 Street
Lenexa, Kansas 66215

RE:            THE DANNON COMPANY, INC. ("DANNON") AND MINER
               CONTAINER, INC. ("MINER") 8 OZ MOLD MANUFACTURE
               AND CUP PRODUCTION AGREEMENT

               DATED JANUARY 15, 1992 / ("AGREEMENT")

Dear Ken:

This letter shall memorialize our arrangement to revise the above-referenced Agreement in accordance with the terms and conditions as hereinafter set forth.

1. MINER will build, at its expense, a third twenty-four (24) cavity 8 oz cup mold to accommodate Dannon cup requirements. All costs associated with building, servicing, maintaining and repair of this mold will be the sole responsibility of MINER.

2. The current 8 oz cup design (Dannon Reference #306.100.01) dated October 1, 1983 will change to a new cup design (PRI Reference #7007.080.000 dated October 6, 1992).

     All 8 oz cup molds now under construction will be built for the new cup design. Target date for completion of all three molds is MAY 1, 1993.

3. The duration of our Agreement will be extended for one (1) additional year or through December 31, 1995.

4. Base price of the new design 8 oz cup will be [_______]* delivered to Fort Worth, Texas based on resin price of [___]* and cup weight of [__]* grams, effective following Dannon's approval of the production cup.

Except as otherwise set forth above, Dannon and MINER reaffirm and agree that all other Terms and Conditions of our Agreement dated

- -------------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

January 15, 1992 shall remain in full force and effect for the one (1) year extension and any subsequent renewals, if any.

If the above accurately sets forth your understanding with respect to the extension of our Agreement, please indicate same by signing on the line provided, and thereafter, this shall be a binding Agreement among ourselves and our respective successors and assigns. We look forward to a continuing beneficial relationship.

Sincerely,



/s/ John Sofia                           /s/ Donald L. Junker
- -----------------------------           -----------------------------
John Sofia                              Donald L. Junker
Purchasing Manager                      VP Purchasing
Materials Management                    Materials Management


THE DANNON COMPANY, INC.

By: /s/ Donald E. Devine, II
   --------------------------
Title: CFO/ V.P. Finance
      -----------------------
Date: 11/30/92
     ------------------------


Consented to and Agreed to:

MINER CONTAINER, INC.

By: /s/ Kenneth W. Miner
   --------------------------
Title: President
      -----------------------
Date: 12-14-92
     ------------------------

                                   ASSIGNMENT

     Agreement made this 15th day of December 1993, between Miner Container of Texas, Inc. ("Assignor") and Packaging Resources Incorporated ("Assignee").

                                   WITNESSETH

     WHEREAS, Assigner has previously entered into an Agreement with The Dannon Company, Inc. dated January 15, 1992, and amended November 16, 1992 (the "Agreement") attached hereto as Exhibit A and incorporated herein by reference, as though set forth herein at length; and

     WHEREAS, Assignor and Assignee acknowledge that Assignor is sometimes incorrectly referred to in the Agreement as Miner Container, Inc.; and

     WHEREAS, Assignor is desirous of assigning and Assignee is desirous of obtaining the assignment of the Agreement, and in accordance therewith, each has entered into this Assignment.

     NOW, THEREFORE, in consideration of the mutual covenants, promises and other good and valuable consideration herein contained, the parties agree as follows:

     1. ASSIGNMENT. For value received, Assignor hereby transfers and assigns to Assignee all Of Assignor's right, title, and interest in the Agreement (Exhibit A) attached hereto and incorporated herein by reference.

     2. PERFORMANCE OF DUTIES. Assignee, in consideration of this Assignment, hereby assumes and covenants to perform all the duties, responsibilities, and any other obligations of Assignor in accordance with the Agreement. Assignee further agrees that its duties and obligations under the Agreement may be enforced by The Dannon Company, Inc., to the same extent as if Assignee had executed the Agreement.

     3. ASSIGNMENT. Assignor and Assignee acknowledge that the Agreement shall not and cannot be assigned without the prior written consent of The Dannon Company, Inc. In accordance with the aforesaid, attached hereto as Exhibit B is The Dannon Company, Inc.'s consent to this Assignment.

     IN WITNESS WHEREOF the parties have signed this Assignment this 15th day of December 1993.

                              MINER CONTAINER OF TEXAS, INC.
                              (sometimes referred to as Miner
                              Container, Inc.)


                              By: /s/ Jerry J. Corirossi
                                 ----------------------------------
                                 Jerry J. Corirossi, President


                              PACKAGING RESOURCES INCORPORATED


                              By: /s/ Jerry J. Corirossi
                                 ----------------------------------
                                 Jerry J. Corirossi, Vice President

                              CONSENT TO ASSIGNMENT

     The Dannon Company, Inc. ("Dannon") having entered into an Agreement with Miner Container of Texas, Inc. (sometimes incorrectly referred to in the aforesaid Agreement as Miner Container, Inc.) ("Assignor") dated January 15, 1992, and subsequently amended November 16, 1992, a copy of the Agreement is attached hereto as Exhibit A, and made a part hereof, as though set forth herein at length, hereby consents to an assignment of the rights and delegation of performance of Assignor's duties under the attached Agreement by the Assignor to Package Resources Incorporated, a Delaware corporation with its principal place of business located at 1 Conway Park, 100 Field Drive, Suite 300, Lake Forest, Illinois (the "Assignee").

     This Consent does not release the Assignor from any liability or responsibility under the annexed Agreement, and the Assignor shall be responsible to the undersigned for any default or breach on the part of the Assignee. Nor is this Consent a waiver or an estoppel with respect to any rights Dannon may have by reason of the past performance or failure to perform of the Assignor. By the Assignee accepting the Assignment, the Assignee assumes all of the obligations and duties of the Assignor, and shall be liable jointly and severely with the Assignor for any default or breach of the attached Agreement, whether such default is past or future.

     This Consent shall not be deemed to alter or modify any of the terms and conditions of the attached Agreement, except as in so far as such provision relates to this Assignment.


                                   THE DANNON COMPANY, INC.



                                   By: /s/ Donald E. Devine, II
                                      -------------------------------

                                   Accepted and Approved:

                                   MINER CONTAINER OF TEXAS, INC.



                                   By: /s/ Jerry J. Corirossi
                                      -------------------------------

                                   Accepted and Approved:

                                   PACKAGING RESOURCES INCORPORATED



                                   By: /s/ Jerry J. Corirossi
                                      --------------------------------


                                       -2-